Exhibit 10.30

REAFFIRMATION AND RATIFICATION AGREEMENT

February 10, 2006

Laurus Master Fund, Ltd.

c/o Laurus Capital Management, LLC

825 Third Avenue

New York, New York 10022

Ladies and Gentlemen:

Reference is made to the (a) Security Agreement, dated as of August 25, 2005 among IWT Tesoro Corporation, a Nevada corporation (the “Parent”), International Wholesale Tile, Inc., a Florida corporation (“IWT”) The Tile Club, Inc., a Delaware corporation (“Tile Club”) and Import Flooring Group, Inc., a Delaware corporation (“IFG”) in favor of Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”) (as amended, modified or supplemented from time to time, the “Security Agreement”), (b) the Security Agreement, dated as of August 25, 2005 made by IWT Tesoro Transport, Inc., a Florida corporation (“Transport”), IFG, Tile Club and IWT Tesoro International Ltd., a Bermuda corporation (“International”) in favor of Laurus (as amended, modified or supplemented from time to time, the “Subsidiary Security Agreement”), (c) the Continuing Guaranty Agreement, dated as of August 25, 2005 made by International, Transport, Tile Club and IFG in favor of Laurus (as amended, modified or supplemented, the “Continuing Guaranty”), and (d) the Grant of Security Interest in Patent and Trademarks, dated as of August 25, 2005 made by IWT in favor of Laurus (the “IP Assignment”, and together with the Security Agreement, the Subsidiary Security Agreement and the Continuing Guaranty, the “Existing Security and Guaranty Agreements”).

To induce Laurus to provide additional financial accommodations to the Parent evidenced by (i) that certain Secured Convertible Term Note, dated the date hereof, made by the Parent in favor of Laurus (as amended, modified or supplemented from time to time, the “New Laurus Term Note”), (ii) the Purchase Agreement referred to in the New Laurus Term Note (as amended, modified or supplemented from time to time, the “New Laurus Purchase Agreement”); (iii) the Related Agreements referred to in, and defined in, the New Laurus Purchase Agreement (the agreements set forth in the preceding clauses (i) through (iii), inclusive, collectively, the “New Laurus Agreements”) as of the date hereof, each of the Parent, IWT, International, Transport, Tile Club and IFG, hereby:

(a)       represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of the New Laurus Agreements and the documents, instruments and agreements entered into in connection therewith;

(b)       acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Parent, Tile Club, IWT, IFG, Transport and International under each of the New Laurus Agreements are  (i) “Obligations” under, and as defined in the Security Agreement and (ii) “Guaranty Obligations” under, and as defined in the

Continuing Guaranty, acknowledges, ratifies and confirms that each of the New Laurus Agreements are (i) “Ancillary Agreements” under, and as defined in  the Security Agreement and (ii) “Loan Documents” under, and as defined in, the Continuing Guaranty;

(c)       acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the New Laurus Agreements;

(d)       represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any Existing Security and Guaranty Agreement;

(e)       acknowledges, ratifies and confirms the grant by each of the Parent, Tile Club, IFG, IWT, Transport and International to Laurus of a security interest in its assets  (including the equity interests owned by it), as more specifically set forth in the Existing Security and Guaranty Agreements; and

(f)        acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Parent, IWT, Tile Club, IFG, Transport and International under each of the New Laurus Agreements are “Obligations” under, and as defined in the IP Assignment.

Laurus hereby acknowledges and agrees that all of the aforementioned security interests are subject to the terms of that certain Senior Subordination Agreement dated as of August 25, 2005 by and between Laurus and Fleet Capital Corporation, as the same may be amended, modified or supplemented from time to time.

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This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

IWT TESORO CORPORATION

By:
Henry J. Boucher, Jr., CEO
191 Post Road West, Suite 10
Westport, CT 06880

INTERNATIONAL WHOLESALE TILE, INC.

By:
Paul F. Boucher, President
3500 N.W. 42nd Ave
Palm City, Florida 34990

IWT TESORO TRANSPORT, INC.

By:
Henry J. Boucher, Jr., CEO
191 Post Road West, Suite 10
Westport, CT 06880

THE TILE CLUB, INC.

By:
Henry J. Boucher, Jr., CEO
191 Post Road West, Suite 10
Westport, CT 06880

IMPORT FLOORING GROUP, INC.

By:
Henry J. Boucher, Jr., CEO
191 Post Road West, Suite 10
Westport, CT 06880

IWT TESORO INTERNATIONAL, LTD.

By:
Henry J. Boucher, Jr., Director
191 Post Road West, Suite 10
Westport, CT 06880

Acknowledged and Agreed to by:

LAURUS MASTER FUND, LTD.

By:
Name:
Title: